As filed with the Securities and Exchange Commission on April 29, 1997.

                                                               File No. 33-16245
                                                               File No. 811-5276
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                            ------------------------

                                    FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|
                          PRE-EFFECTIVE AMENDMENT No.                       |_|
                        POST-EFFECTIVE AMENDMENT No. 10                     |X|


                                       and


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|
                               AMENDMENT No. 10                             |X|

                        (Check appropriate box or boxes)

                            ------------------------

                   Value Line Strategic Asset Management Trust
               (Exact Name of Registrant as Specified in Charter)
                    220 East 42nd Street, New York, New York          10017-5891
                    (Address of Principal Executive Offices)          (Zip Code)
       Registrant's Telephone Number, including Area Code: (212) 907-1500

                            ------------------------

                                DAVID T. HENIGSON
                                Value Line, Inc.
                              220 East 42nd Street
                          New York, New York 10017-5891
                     (Name and Address of Agent for Service)

                                    Copy to:
                               PETER D. LOWENSTEIN
                         Two Greenwich Plaza, Suite 100
                               Greenwich, CT 06830

                            ------------------------

 It is proposed that this filing will become effective (check appropriate box):

             |_| immediately upon filing pursuant to paragraph (b), or

             |X| on May 1, 1997 pursuant to paragraph (b), or

             |_| 60 days after filing pursuant to paragraph (a), or |_| on (date) pursuant to paragraph (a) of Rule 485.

                            ------------------------


     Pursuant to the provisions of Rule 24f-2(a)(1) under the Investment Company Act of 1940, Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 . Registrant filed its Rule 24f-2 notice for the year ended December 31, 1996 on or about February 28, 1997.


================================================================================

                   VALUE LINE STRATEGICASSET MANAGEMENT TRUST

                                    FORM N-1A
                              CROSS REFERENCE SHEET
                            (as required by Rule 495)


Form N-1A Item No.                                                                      Location

Part A (Prospectus)

Item 1.     Cover Page............................................................      Cover
Item 2.     Synopsis..............................................................      Omitted
Item 3.     Condensed Financial Information.......................................      Financial Highlights
Item 4.     General Description of Registrant.....................................      Cover Page; Investment Objective and
                                                                                            Policies; Investment Restrictions;
                                                                                            Additional Information
Item 5.     Management of the Fund................................................      Management of the Trust; Additional
                                                                                            Information
Item 6.     Capital Stock and Other Securities....................................      Dividends, Distributions; Taxes;
                                                                                            Additional Information
Item 7.     Purchase of Securities Being Offered..................................      Sale and Redemption of Shares;
                                                                                            Calculation of Net Asset Value
Item 8.     Redemption and Repurchase of Securities...............................      Sale and Redemption of Shares
Item 9.     Pending Legal Proceedings.............................................      Not Applicable

Part B (Statement of Additional Information)

Item 10.    Cover Page............................................................      Cover Page
Item 11.    Table of Contents.....................................................      Table of Contents
Item 12.    General Information and History.......................................      Additional Information (Part A)
Item 13.    Investment Objectives and Policies....................................      Investment Objective and Policies;
                                                                                            Investment Restrictions
Item 14.    Management of the Fund................................................      Trustees and Officers
Item 15.    Control Persons and Principal Holders of Securities...................      Management of the Trust (Part A);
                                                                                            Trustees and Officers
Item 16.    Investment Advisory and Other Services................................      Management of the Trust (Part A);
                                                                                            The Adviser
Item 17.    Brokerage Allocation..................................................      Management of the Trust (Part A);
                                                                                            Brokerage Arrangements
Item 18.    Capital Stock and Other Securities....................................      Additional Information (Part A)
Item 19.    Purchase, Redemption and Pricing of Securities Being Offered..........      Sale and Redemption of Shares;
                                                                                            Calculation of Net Asset Value (Part A)
Item 20.    Tax Status............................................................      Taxes
Item 21.    Underwriters..........................................................      Not Applicable
Item 22.    Calculation of Performance Data.......................................      Performance Information (Part A);
                                                                                            Performance Data
Item 23.    Financial Statements..................................................      Financial Statements

Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                   PROSPECTUS


                                   May 1, 1997


                           VALUE LINE STRATEGIC ASSET
                                MANAGEMENT TRUST

                              220 East 42nd Street
                          New York, New York 10017-5891
                                 1-800-223-0818

                                    CONTENTS

                                                                       PAGE
                                                                       -----
Financial Highlights...............................................      2
Investment Objective and Policies..................................      3
Other Investment Strategies........................................      5
Investment Restrictions............................................      8
Performance Information............................................      8
Management of the Trust............................................      9
Calculation of Net Asset Value.....................................     10
Sale and Redemption of Shares......................................     10
Dividends, Distributions and Taxes.................................     11
Additional Information.............................................     11



Value Line Strategic Asset Management Trust (the "Trust") is an open-end, diversified management investment company which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. Its investment objective is to achieve a high total investment return consistent with reasonable risk. The Trust will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Trust among equity, debt and money market securities as the models indicate and its investment adviser, Value Line, Inc. (the "Adviser"), deems appropriate.

Shares of the Trust are available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC").


This Prospectus sets forth concise information about the Trust that a prospective investor ought to know before investing. This Prospectus should be retained for future reference. Additional information about the Trust is contained in a Statement of Additional Information dated May 1, 1997, which has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained at no charge by writing or telephoning the Trust at the address or telephone number listed above.


--------------------------------------------------------------------------------
   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.


                                     VLSAMT-1

                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout each year)


      The following information on selected per share data and ratios, with respect to each of the five years in the period ended December 31, 1996, and the related financial statements have been audited by Price Waterhouse LLP, independent accountants, whose report thereon appears in the Trust's Annual Report to Shareholders which is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto which appear in the Trust's Annual Report to Shareholders available from the Trust without charge.



                                                                    Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------

                                        1996             1995          1994          1993          1992          1991
                                     ----------       ----------    ----------    ----------    ----------    ----------
Net asset value, beginning
   of period ......................  $    20.27       $    16.13    $    17.01    $    15.94    $    14.54    $    11.06
                                     ----------       ----------    ----------    ----------    ----------    ----------
  Income (loss) from
   investment operations:
  Net investment income ...........         .53              .39           .26           .27           .26           .30
  Net gains or losses on securities
   (both realized and unrealized) .        2.56             4.17         (1.09)         1.62          1.93          4.50
                                     ----------       ----------    ----------    ----------    ----------    ----------
  Total from investment
   operations .....................        3.09             4.56          (.83)         1.89          2.19          4.80
                                     ----------       ----------    ----------    ----------    ----------    ----------
  Less distributions:
  Dividends from net
   investment income ..............        (.37)            (.26)         (.01)         (.28)         (.26)         (.31)
  Distributions from
   capital gains ..................       (1.09)            (.16)         (.04)         (.54)         (.53)        (1.01)
                                     ----------       ----------    ----------    ----------    ----------    ----------
  Total dividends and
   distributions ..................       (1.46)            (.42)         (.05)         (.82)         (.79)        (1.32)
                                     ----------       ----------    ----------    ----------    ----------    ----------
Net asset value,
   end of period ..................  $    21.90       $    20.27    $    16.13    $    17.01    $    15.94    $    14.54
                                     ==========       ==========    ==========    ==========    ==========    ==========
Total return+ .....................       15.87%           28.54%       -4.88%         11.86%        15.05%        43.34%
                                     ==========       ==========    ==========    ==========    ==========    ==========
Ratios/Supplemental Data
Net assets, end of period
   (in thousands) .................  $1,072,785       $  876,509    $  662,721    $  615,648    $  362,045    $  188,781
Ratio of operating expenses to
   average net assets .............         .58%(2)          .60%          .60%          .61%          .55%          .58%
Ratio of net investment income
   to average net assets ..........        2.70%            2.18%         1.65%         1.96%         2.18%         3.00%
Portfolio turnover rate ...........          71%              63%          100%          110%          106%          134%
Average commissions paid
   per share of common stock
   investments purchased/sold .....  $    0.049(3)          --            --            --            --            --

                                                                                  For the period
                                                                                  October 1, 1987
                                               Year Ended December 31,            (Commencement of
-----------------------------------------------------------------------------      Operations) to
                                                                                     December 31,
                                          1990          1989          1988              1987
                                       ----------    ----------    ----------     ----------------
Net asset value, beginning
   of period ......................    $    11.46    $     9.83    $     9.45        $    10.00
                                       ----------    ----------    ----------        ----------
  Income (loss) from
   investment operations:
  Net investment income ...........           .32           .38           .41               .03
  Net gains or losses on securities
   (both realized and unrealized) .          (.34)         2.12           .56              (.55)
                                       ----------    ----------    ----------        ----------
  Total from investment
   operations .....................          (.02)         2.50           .97              (.52)
                                       ----------    ----------    ----------        ----------
  Less distributions:
  Dividends from net
   investment income ..............          (.33)         (.37)         (.40)             (.03)
  Distributions from
   capital gains ..................          (.05)         (.50)         (.19)             --
                                       ----------    ----------    ----------        ----------
  Total dividends and
   distributions ..................          (.38)         (.87)         (.59)             (.03)
                                       ----------    ----------    ----------        ----------
Net asset value,
   end of period ..................    $    11.06    $    11.46    $     9.83        $     9.45
                                       ==========    ==========    ==========        ==========
Total return+ .....................         -0.15%        25.55%        10.30%            -5.24%(1)
                                       ==========    ==========    ==========        ==========
Ratios/Supplemental Data
Net assets, end of period
   (in thousands) .................    $   86,146    $   65,195    $   43,210        $   13,857
Ratio of operating expenses to
   average net assets .............           .60%          .64%          .79%             1.58%*
Ratio of net investment income
   to average net assets ..........          3.28%         3.71%         5.27%             3.88%*
Portfolio turnover rate ...........            77%          138%          163%                8%(1)
Average commissions paid
   per share of common stock
   investments purchased/sold .....          --            --            --                --



*   Annualized.
(1) Not annualized.
(2) Before offset for custody credits.
(3) Disclosure effective for fiscal years beginning on or after 9/1/95.
+ Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.



                                     VLSAMT-2

INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the Trust is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. Achieving this objective largely depends on the Adviser's abilities to assess the effect of economic and market trends on different sectors of the financial markets. There can be no assurance that the Trust's objective will be achieved or that its shareholders will be protected from the risk of loss inherent in the ownership of securities. The Trust's investment objective cannot be changed without shareholder approval.

      Under normal conditions, the Trust will attempt to achieve its objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Trust among three types of securities: (a) equity securities, (b) debt securities with maturities of more than one year, and (c) money market instruments (debt securities with maturities of less than one year). Allocation of the Trust's assets among these types of securities will be determined by the Adviser and will be based primarily on data derived from computer models for the stock and bond markets which the Adviser has developed and other factors which the Adviser deems appropriate.

      There are no limits on the percentage of the Trust's assets that can be invested in equity, debt or money market securities. Thus, at any given time, the Trust may invest entirely in equity, debt or money market securities or any combination thereof.

      When the stock market model indicates a preference for equity securities, the percentage of the Trust's total assets invested in equity securities will be increased. Similarly, if the expected total return from equity securities is poor, then a greater percentage of the Trust's assets will be invested in debt or money market securities as indicated by the Adviser's bond market model. The central tendency is for 55% of the Trust's assets to be invested in equity securities, 35% in debt securities and 10% in money market instruments (including cash). The Trust is typically weighted towards equity securities over debt and money market securities. The Trust may also write covered call options on its portfolio securities, invest in repurchase agreements and in financial futures contracts and related options. See "OTHER INVESTMENT STRATEGIES," below.


Investment in Equity Securities. In the selection of individual equity securities for purchase or sale, the Adviser relies on the Value Line Timeliness(TM) Ranking System or the Value Line Performance(TM) Ranking System. The Value Line Timeliness Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings. The Timeliness Rankings are published weekly in the Standard Edition of the Value Line Investment Survey for approximately 1,700 stocks. On a scale of 1 (highest) to 5 (lowest), the rankings compare the Adviser's estimate of the probable market performance of each stock during the coming twelve months relative to all 1,700 stocks under review. The Rankings are updated weekly to reflect the most recent information.

      The Value Line Performance Ranking System for common stocks was introduced in 1995. It is a variation of the Value Line Small-Capitalization Ranking System, which has been employed in managing pension client assets since 1981, and in managing the Value Line Small-Cap Growth Fund, Inc. since 1993. The Performance Ranking System evaluates the approximately 1,800 stocks in the Expanded Edition of The Value Line Investment Survey. This stock selection system relies on factors similar to those found in the Value Line Timeliness Ranking System. The Performance Ranks use a scale of 1 (highest) to 5 (lowest) to compare the Adviser's estimate of the probable market performance of each Expanded Edition stock during the coming twelve months relative to all 1,800 stocks under review in the Expanded Edition.



                                     VLSAMT-3

      Neither the Value Line Timeliness Ranking System nor the Value Line Performance Ranking System eliminates market risk, but the Adviser believes that they provide objective standards for determining whether the market is undervaluing or overvaluing a particular security. The Trust will usually invest in Common Stocks ranked 1 or 2 but it may also invest in common stocks ranked 3. Reliance upon the rankings, whenever feasible, is a fundamental policy of the Trust which may not be changed without shareholder approval. The utilization of these Rankings is no assurance that the Trust will perform more favorably than the market in general over any particular period.


Investment in Debt Securities. The Trust may invest in a broad variety of debt securities, including debt securities issued by U.S. companies rated within one of the four highest grades assigned by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, judged by the Adviser to be of comparable quality, and debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). It is the Trust's current intention to limit its investments in debt securities to those rated within the three highest grades.

      U.S. Government Securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) or securities issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Agencies and instrumentalities which issue or guarantee securities include: the Federal Farm Credit System and the Federal Home Loan Banks, the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the United States Postal Service, the Government National Mortgage Association, Farmers Home Administration, and the Export-Import Bank.

Investment in Money Market Securities. The Trust may invest in short-term instruments (maturing in one year or less), including the following:

            (1) U.S. Government obligations such as U.S. Treasury bills, notes or bonds, and obligations of agencies or instrumentalities of the Federal Government such as the Federal Home Loan Banks, the Federal Land Banks, or the Federal National Mortgage Association.

            (2) Obligations (including certificates of deposit and bankers acceptances) of: (a) banks or savings and loan associations subject to regulation by the U.S. Government (including foreign branches of such banks), generally limited to institutions with a net worth of at least $100,000,000 and to banks where the bank or its holding company carries a Value Line financial strength rating of at least "A" (the third highest of nine rating groups) or (b) U.S. branches of foreign banks, limited to institutions having total assets of not less than $1 billion or its equivalent.

            (3) Instruments fully secured or collateralized by the type of obligation described in the preceding paragraphs.

            (4) Commercial paper issued by corporations maturing within one year from the day of purchase and rated Prime-2 or better by Moody's or A-2 or better by S&P, or issued by corporations having unsecured debt outstanding which is rated at least Aa by Moody's or AA by S&P.

            (5) Other debt instruments issued by corporations maturing within one year from the day of purchase and rated at least Aa by Moody's or AA by S&P.

      Investments in obligations of a foreign branch of a U.S. bank and in U.S. branches of a foreign bank may

                                     VLSAMT-4
subject the Trust to additional investment risks. These risks may include international and political developments, foreign government restrictions, foreign withholding taxes or possible seizure or nationalization of foreign deposits. In addition, foreign branches of domestic banks and foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting and record keeping.

      The Adviser uses its best judgment in selecting money market investments, taking into consideration rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of their issuers in arriving at investment decisions.

OTHER INVESTMENT STRATEGIES

Repurchase Agreements. The Trust may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Trust, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Trust will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Trust. Repurchase agreements may also be viewed as loans made by the Trust which are collateralized by the securities subject to repurchase. The value of the underlying securities including interest will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Trust could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Trust seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Trust will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Trust which are not readily marketable, amounts to more than 10% of its total assets. The Trustees monitor the creditworthiness of parties with which the Trust enters into repurchase agreements.

Lending Portfolio Securities. The Trust may lend its portfolio securities to broker-dealers or institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Trust. The loans will be made in conformity with applicable regulatory policies and will be 100% collateralized by cash, cash equivalents or U.S. Treasury bills on a daily basis in an amount equal to the market value of the securities loaned and interest earned. The Trust will retain the right to call, upon notice, the loaned securities and intends to call loaned voting securities in anticipation of any important or material matter to be voted on by shareholders. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loan justifies the risk. The Trust may pay reasonable custodian and administrative fees in connection with the loans.

When-Issued Securities. The Trust may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in


                                     VLSAMT-5
addition to the risk of decline in value of the Trust's other assets. While when-issued securities may be sold prior to the settlement date, the Trust intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the commitment to purchase a security on a when-issued basis is confirmed, the Trust will record the transaction and reflect the value of the security in determining its net asset value. The Trust does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Trust will maintain cash and high quality marketable securities equal in value to commitments for when-issued securities in a segregated account.

Short Sales. The Trust may from time to time make short sales of securities or maintain a short position, provided that at all times when a short position is open the Trust owns an equal amount of such securities or securities convertible into or exchangeable for an equivalent amount of such securities. No more than 10% of the value of the Trust's net assets taken at market may at any one time be held as collateral for such sales.

Futures and Options on Futures. The Trust may trade in financial futures contracts including stock index futures and in options on such financial futures contracts. Currently, financial futures contracts can be entered into for interest rate sensitive debt securities such as U.S. Treasury bills, bonds and notes, certificates of the Government National Mortgage Association and bank certificates of deposit ("interest rate futures"). These contracts are principally traded on the Chicago Board of Trade and the Chicago Mercantile Exchange. Futures on stock indexes are currently traded on the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade. The Trust may enter into futures contracts on these instruments and indexes as well as on new instruments and indexes as they become available on national futures exchanges.

      Financial futures contracts are contracts entered into on a commodity exchange which provide for the future delivery of an underlying instrument or index on a specified date, time and place. The contractual obligations may be satisfied by either taking or making physical delivery of the underlying commodity (or cash settlement in the case of stock index futures and certain other financial futures contracts) or by entering into an opposite and offsetting transaction on the same exchange prior to the delivery date. Entering into a futures contract to deliver the instrument or index underlying the contract is referred to as entering into a short futures contract. Entering into a futures contract to take delivery of the instrument or index is referred to as entering into a long futures contract. An offsetting transaction for a short futures contract is effected by the Trust entering into a long futures contract for the same date, time and place. If the price of the short contract exceeds the price in the offsetting long, the Trust is immediately paid the difference and thus realizes a gain. If the price of the long transaction exceeds the short price, the Trust pays the difference and realizes a loss. Similarly, the closing out of a long futures contract is effected by the Trust entering into a short futures contract. If the offsetting short price exceeds the long price, the Trust realizes a gain, and if the offsetting short price is less than the long price, the Trust realizes a loss.

      No consideration will be paid or received by the Trust upon entering into a futures contract. Initially, the Trust will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1 to 10% of the contract amount. This amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Trust upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market."


                                     VLSAMT-6

      The Trust may also purchase put and call options on financial futures contracts on commodity exchanges or write covered options on such contracts. Unlike a futures contract, which requires the parties to buy and sell a commodity on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the purchase of an option does not require daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract. The value of the option purchased by the Trust does change and is reflected in the net asset value of the Trust. The writer of an option, however, must make margin payments on the underlying futures contract. Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase.

      The Trust's commodities transactions must constitute bona fide hedging or other non-speculative transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, the Trust may not engage in such activities generally if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options would exceed 5% of the fair market value of the Trust's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. In instances involving entering into long futures or options contracts by the Trust, an amount equal to the market value of the commodity contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby insure that the use of such commodity contract is unleveraged.

      Interest rate futures contract may be entered into in order to hedge the Trust's portfolio of debt securities against anticipated interest rate changes. If the Adviser anticipates that interest rates will rise, the Trust may enter into a short interest rate futures contract or write a call option or purchase a put option on such futures contract to attempt to hedge against a decrease in the value of the Trust's securities. If the Adviser anticipates that interest rates will decline, the Trust may enter into a long interest rate futures contract or purchase a call option thereon to protect against an increase in the prices of the securities the Trust intends to purchase.

      The Trust may enter into stock index futures for the purpose of hedging against changes in values of the Trust's portfolio securities or options on stock indexes. A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the contract is entered into. There can be no assurance of the Trust's successful use of stock index futures as a hedging device.

      When futures are purchased to hedge against a possible increase in the price of stocks before the Trust is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Trust then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

Options on Securities. The Trust may purchase and write listed put and call options on equity and debt securities when deemed appropriate and consistent with the Trust's investment objective. The Trust will engage in option transactions to realize profits through the receipt of premiums, to protect unrealized gains or to avoid realizing losses and to hedge securities positions held by the Trust.

      The Trust will write call options only if they are secured. A call option is "secured" if the Trust owns the securities underlying the call, if the Trust holds a call at the same exercise price for the same exercise period and


                                     VLSAMT-7
on the same securities as the call written, or if the Trust establishes with its custodian at the time it writes the call, and maintains for the term of the option, a segregated account consisting of cash, U.S. Government Securities or other high-grade debt securities equal to the fluctuating market value of the optioned securities. The segregated account will be adjusted at least daily to reflect changes in the market value of the optioned securities.

      The Trust will write put options only if they are secured. A put option is "secured" if the Trust holds a put at the same exercise price, for the same exercise period and on the same underlying security as the put written, or if the Trust places cash, U.S. Government Securities or other high-grade debt securities with a value equal to the exercise price of the put in a segregated account with the Trust's custodian. The segregated account will be adjusted daily to reflect the current value of the put.

      The Trust may enter into "closing purchase transactions" or "closing sale transactions" to terminate its obligations with respect to an option prior to the expiration of the option. As the writer of an option, the Trust may effect a closing purchase transaction by buying an option of the same series and exercise price as the option previously written. As the purchaser of an option, the Trust may liquidate its position by selling the option previously purchased.

      The Trust may realize a profit or loss upon entering into a closing purchase or sale transaction. The Trust will realize a profit if the cost of a closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of a closing purchase transaction exceeds the premium received upon writing the original option. Whether the Trust realizes a profit or loss on a closing sale transaction will depend on whether the amount received in the closing sale transaction is more or less than the premium the Trust initially paid for the original option plus the related transaction costs.

      The Trust will not (1) sell listed put or call options to the extent that, immediately after a sale, the aggregate value of the securities underlying the calls or obligations securing the puts would exceed 25% of the Trust's net assets or (2) purchase listed put or call options if, immediately after a purchase, the premiums paid for all the options owned at that time would exceed 10% of the Trust's net assets.

INVESTMENT RESTRICTIONS

      The Trust has adopted a number of investment restrictions which may not be changed without shareholder approval. These are set forth in the Statement of Additional Information and provide, among other things, that the Trust may not:

            (a) borrow in excess of 10% of the value of its assets and then only as a temporary measure;

            (b) purchase securities (other than U.S. Government Securities) if the purchase would cause the Trust, at the time, to have more than 5% of the value of its total assets invested in the securities of any one company or to own more than 10% of the outstanding voting securities of any one company; or

            (c) invest 25% or more of the value of the Trust's assets in one particular industry.

PERFORMANCE INFORMATION

      The Trust may from time to time include information regarding its total return performance or yield in advertisements or in information furnished to existing or prospective shareholders. When information regarding total return is furnished, it will be based upon changes in the Trust's net asset value and will assume the reinvestment of all capital gains distributions and income dividends. It will take into account nonrecurring


                                     VLSAMT-8
charges, if any, which the Trust may incur, other than charges deducted from the applicable contract or policy at the separate account level. It will not take into account income taxes due on Trust distributions.

      The table below illustrates the total return performance of the Trust for the periods indicated by showing the value of a hypothetical $1,000 investment made at the beginning of each period. The information contained in the table has been computed by applying the Trust's average annual total return to the hypothetical $1,000 investment. The table assumes reinvestment of all capital gains distributions and income dividends.


                                                                      Average
                                                                      Annual
                                                                   Total Return
                                                                    -----------
      For the year ended December 31, 1996..........    $1,159         15.87%
      For the five years ended December 31, 1996....    $1,823         12.76%
      For the period from October 1, 1987
        (commencement of operations) to
        December 31, 1996...........................    $3,425         14.23%


      Comparative performance information may be used from time to time in advertising the Trust's shares, including data from Lipper Analytical Services, Inc. and other industry or financial publications. The Trust may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. Such performance information may not be useful for comparative purposes because it does not reflect fees and other charges deducted from the insurance company's separate account. From time to time, articles about the Trust regarding its performance or ranking may appear in national publications such as Kiplinger's Personal Finance, Money Magazine, Financial World, Morningstar, Personal Investor, Forbes, Fortune, Business Week, The Vards Report, Wall Street Journal, Investor's Business Daily, Donoghue and Barron's. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Trust. Reference to or reprints of such articles may be used in the Trust's promotional literature. Investors should note that the investment results of the Trust will fluctuate over time, and any presentation of the Trust's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

MANAGEMENT OF THE TRUST

      The management and affairs of the Trust are supervised by the Trust's Trustees. The Trust's officers conduct and supervise the daily business operations of the Trust. The Trust's investment decisions are made by an investment committee of employees of the Adviser. The Trust's Annual Report contains a discussion on the Trust's performance, which will be made available upon request and without charge.

The Adviser. Value Line, Inc. (the "Adviser") serves as the Trust's investment adviser. The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. ("AB&Co."). The Adviser was formed as part of a reorganization of AB&Co., a sole proprietorship formed in 1931 which became a New York corporation in 1946. AB&Co. currently owns approximately 81% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser, owns all of the voting stock of AB&Co. All of the non-voting stock is owned by or for the benefit of members of the Bernhard family and employees and former employees of AB&Co. or the Adviser. The Adviser currently acts as investment adviser to the other Value Line mutual funds and furnishes investment advisory services to private and institutional accounts with combined assets in excess of $5 billion. Value Line Securities, Inc., the Trust's distributor, is a subsidiary of the Adviser. The Adviser manages the Trust's


                                      VLSAMT-9
investments, provides various administrative services and supervises the Trust's daily business affairs, subject to the authority of the Board of Trustees. The Adviser is paid a monthly advisory fee at an annual rate of 1/2 of 1% of the Trust's average daily net assets during the year. The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Trust including, at its expense, all administrative services, office space and the services of all officers and employees of The Trust. The Trust pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under Federal and state securities laws and costs of shareholder reports and proxy materials. In addition, the Trust has an agreement with GIAC to reimburse GIAC for certain administrative and shareholder servicing expenses incurred by GIAC on behalf of the Trust. See note 4 of the notes to the Trust's financial statements for the year ended December 31, 1996. From time to time, the Adviser may voluntarily assume certain expenses of the Trust. This will have the effect of lowering the overall expense ratio of the Trust and of increasing the yield to investors. During fiscal 1996, the Trust paid management fees amounting to .50% of average net assets.


Brokerage. The Trust pays a portion of its total brokerage commissions to Value Line Securities, Inc., which clears transactions for the Trust through unaffiliated broker-dealers.

CALCULATION OF NET ASSET VALUE

      The net asset value of the Trust's shares for purposes of both purchases and redemptions is determined once daily as of the close of trading of the first session of the New York Stock Exchange (currently 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Trust shares have been received. The holidays on which the New York Stock Exchange is closed currently are New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is determined by dividing the total value of the investments and other assets of the Trust, less any liabilities, by the total outstanding shares. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Corporate bonds and other fixed income securities are principally traded over-the-counter through market makers. Accordingly, the Trustees have determined that the value of bonds and other fixed income securities may be calculated by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional size trading characteristics and other market data in determining valuations. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market. Short-term instruments with maturities greater than 60 days, at date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and, commencing 60 days prior to maturity, such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available will be valued at fair value as the Trustees may determine.

SALE AND REDEMPTION OF SHARES

      Shares of the Trust are sold and redeemed at net asset value next calculated after a purchase or redemption order is received by the Trust in good order. Shares of the Trust are available to the public only through the


                                     VLSAMT-10
purchase of certain contracts or policies issued by GIAC. There are no minimum investment requirements. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after the order for redemption is received by the Trust. However, payment may be postponed under unusual circumstances such as when normal trading is not taking place on the New York Stock Exchange.

      The shares of the Trust are offered to GIAC to serve as an investment medium for separate accounts which support variable annuity contracts and variable life insurance policies issued by GIAC. The structure of these separate accounts, however, permits variable annuity contractowners and variable life policyowners, within the limitations described in the appropriate policy, to allocate all or a part of the premiums paid for their contract or policy for an investment in shares of the Trust. (See the prospectus describing the appropriate contract or policy for more information regarding such allocation.)

      It is conceivable that in the future it may be disadvantageous for variable annuity and variable life insurance separate accounts to invest simultaneously in the Trust. However, the Trust and GIAC do not currently foresee any disadvantages to variable annuity contractowners or to variable life insurance policyowners. The Trustees intend to monitor events for the existence of any material irreconcilable conflict between or among such owners, and GIAC will take whatever remedial action may be necessary to resolve any such conflict.

DIVIDENDS, DISTRIBUTIONS AND TAXES

      The Trust intends to distribute its net investment income, if any, and any net realized capital gains to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code (the "Code"). All such dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. Because the Trust intends to distribute all of its net investment income and capital gains to shareholders and thereby qualify as a regulated investment company under the Code, it is not expected that the Trust will be required to pay any Federal income taxes.

      The Code and Treasury regulations promulgated thereunder provide the mutual funds underlying variable annuity contracts and variable life insurance policies must meet certain diversification requirements in order to maintain the favorable tax treatment afforded such contracts and policies. The Adviser will diversify the Trust's investments in accordance with those requirements.

      Since shares of the Trust will be offered to investors only through variable annuity contracts or variable life insurance policies funded through separate accounts of GIAC, reference is made to the accompanying separate account prospectus relating to the appropriate contract or policy for information regarding the Federal income tax treatment accorded distributions of investment income and capital gains to the separate accounts. A person considering purchasing a contract or policy should also consult with his or her tax advisor before doing so.

ADDITIONAL INFORMATION

      The Trust is an open-end, diversified management investment company organized as a Massachusetts business trust under a Declaration of Trust dated May 14, 1987. The Trust has an unlimited number of shares of beneficial interest, $.01 par value. Each share has one vote, with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Trust were liquidated, would receive the net assets of the Trust. Shareholder voting will be conducted in accordance with the procedures set forth in the section entitled "Voting Rights" in the applicable contract or policy issued by GIAC.


                                     VLSAMT-11

      The Trustees have the authority to issue two or more series of shares and to designate the relative rights and preferences as between the different series, although they have not exercised that authority. If more than one series of shares were issued and a series were unable to meet its obligations, the remaining series might have to assume the unsatisfied obligation of that series.

      Shareholders' Inquiries. All inquiries regarding the Trust should be directed to the Trust at the telephone numbers or address set forth on the cover page of this Prospectus.

      Transfer Agent. State Street Bank and Trust Company, Boston, MA, is the transfer and dividend-paying agent (shareholder servicing agent) for the Trust.


                                     VLSAMT-12

                           VALUE LINE STRATEGIC ASSET
                                MANAGEMENT TRUST

               220 East 42nd Street, New York, New York 10017-5891

                                 1-800-223-0818

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 1997

--------------------------------------------------------------------------------


      This Statement of Additional Information is not a prospectus and must be read in conjunction with the Prospectus of Value Line Strategic Asset Management Trust dated May 1, 1997, a copy of which may be obtained without charge by writing or telephoning the Fund.


                                  ------------

                                TABLE OF CONTENTS

                                                                 Page
                                                                 ----
            Investment Objective and Policies...............      B-1
            Other Investment Strategies.....................      B-2
            Investment Restrictions.........................      B-4
            Trustees and Officers...........................      B-5
            The Adviser.....................................      B-6
            Brokerage Arrangements..........................      B-8
            Sale and Redemption of Shares...................      B-9
            Taxes...........................................      B-9
            Performance Data................................      B-9
            Additional Information..........................      B-9
            Financial Statements............................     B-10

                        INVESTMENT OBJECTIVE AND POLICIES
     (See also "Investment Objective and Policies" in the Fund's Prospectus)

      Value Line Strategic Asset Management Trust (the "Trust") is a diversified, open-end management investment company. Its investment objective is to achieve a high total investment return consistent with reasonable risk. The Trust will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Trust among equity, debt and money market securities as the models indicate and Value Line, Inc. (the "Adviser") deems appropriate.

      The Trust will not concentrate its investments in any particular industry but reserves the right to invest up to 25% of its total assets (taken at market value) in any one industry. The Trust does not invest for the purposes of management or control of companies whose securities the Trust owns. The Trust intends to limit its annual portfolio turnover so that realized short-term gains on securities held for less than three months is less than 30% of the Trust's gross income so that the Trust will meet one of the tests for qualification as a regulated investment company under the Internal Revenue Code.

      The policies and investment objective set forth above in the preceding paragraphs and below under "Investment Restrictions" are fundamental policies of the Trust and may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Trust. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding voting securities of the Trust" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Trust or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                           OTHER INVESTMENT STRATEGIES
       (See also "Other Investment Strategies" in the Trust's Prospectus)

Futures and Options on Futures.

      A risk in employing interest rate futures contracts to protect against the price volatility of portfolio securities is that the price of a futures contract may move more or less than the price of the securities being hedged. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Another risk is that the Trust's Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust entered into short futures contracts on bonds in anticipation of an increase in interest rates, and then interest rates declined instead, causing bond prices to rise, the Trust would lose money on offsetting its futures contract.

      Although the Trust intends to enter into futures and options contracts only if there is an active market for such contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event and in the event of adverse price movements, the Trust would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract. Similarly, there can be no assurance that a liquid offset market will exist for a particular option at a particular time. In such case it might be impossible to effect an offsetting transaction for that particular option. In that case, to realize any profit, a holder would have to exercise his option and have to comply with margin requirements for the underlying futures contract. A writer could not terminate his obligation until the option expired or he was assigned an exercise notice.

      There can be no assurance of the Trust's successful use of stock index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index future and movements in the price of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Trust's securities portfolio diverges from the securities included in the applicable stock index. If the price of the stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Trust would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the future. If the price of the future moves more than the price of the stock, the Trust will experience either a loss or again on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Trust may enter into stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the index. Conversely, the Trust may enter into fewer stock index futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the stock index. It is also possible that, where the Trust has entered into short futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Trust's portfolio may decline. If this occurred, the Trust would lose money on the future and also experience a decline in the value of its portfolio securities. However, over time the value of a diversified portfolio should move in the same direction as the market indexes upon which the futures are based.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

      Successful use of stock index futures by the Trust also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if the Trust has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Trust will lose part or all of the benefit of the increased value of its stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Trust has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Trust may have to sell securities at a time when it may be disadvantageous to do so.

Options on Securities.

      Certain securities exchanges have established limitations governing the maximum number of calls and puts of each class of securities that may be held, written or exercised within certain time periods by an investor or group of investors acting in concert, regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers.

The Trust and other clients of the Adviser may be considered to be such a group. A securities exchange may order the liquidation of positions exceeding its specified limits and may impose certain other sanctions.

                             INVESTMENT RESTRICTIONS

      The Trust may not:

      (1) Purchase or sell any put or call options or any combination thereof, except as described in the Trust's Prospectus and Statement of Additional Information.

      (2) Borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Trust may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except that the Trust may enter into futures contracts as described in the Trust's Prospectus and Statement of Additional Information.

      (3) Engage in the underwriting of securities, except to the extent that the Trust may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

      (4) Invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Trust may purchase securities of issuers which engage in real estate operations.

      (5) Invest in commodities or commodity contracts except that it may invest in futures contracts and options on futures contracts as described in the Prospectus and Statement of Additional Information.

      (6) Lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments including restricted securities do not exceed 10% of the Trust's assets. The Trust may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Trust.

      (7) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this 10% restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      (8) Invest 25% or more of its assets in securities of issuers in any one industry. For the purpose of this restriction, gas, electric, water and telephone utilities will each be treated as a separate industry.

      (9) Invest more than 5% of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. The restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      (10) Purchase or retain the securities of any issuer if, to the knowledge of the Trust, those officers and trustees of the Trust and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

      (11) Issue senior securities except evidences of indebtedness permitted by restriction No. 2 above.

      (12) Purchase securities for the purpose of exercising control over another company.

      (13) Purchase securities on margin except that it may make margin deposits in connection with interest rate futures contracts or participate on a joint or a joint and several basis in any trading account in securities.

      (14) Purchase oil, gas or other mineral type development programs or leases, except that the Trust may invest in the securities of companies which invest in or sponsor such programs.

      If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction. For purposes of industry classifications, the Trust follows the industry classifications in The Value Line Investment Survey.

      Since the Trust will be used as an investment vehicle for variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") its investments may be subject in the future to further restrictions under the insurance laws and regulations of the states in which such contracts or policies are offered for sale.

                              TRUSTEES AND OFFICERS

                                                      Principal Occupations
Name, Address and Age          Position with Fund     During Past 5 Years
---------------------          ------------------     --------------------------


*Jean Bernhard Buttner         Chairman of the        Chairman, President and
 Age 62                        Board of Directors     Chief Executive Officer
                               and President          of Value Line Inc. (the
                                                      "Adviser") and Value Line
                                                      Publishing, Inc. Chairman
                                                      of The Value Line Funds
                                                      and Value Line
                                                      Securities, Inc.

 John W. Chandler              Trustee                Consultant, Academic
 2801 New Mexico Ave., N.W.                           Search Consultation
 Washington, DC 20007                                 Service, Inc. since 1992;
 Age 73                                               Consultant, Korn/Ferry
                                                      International, 1990-1992.
                                                      Trustee Emeritus and
                                                      Chairman (1993-1994) of
                                                      Duke University;
                                                      President Emeritus,
                                                      Williams College.

*Leo R. Futia                  Trustee                Retired Chairman and
 201 Park Avenue South                                Chief Executive Officer
 New York, NY 10003                                   of The Guardian Life
 Age 77                                               Insurance Company of
                                                      America and Director
                                                      since 1970. Director
                                                      (Trustee) of The Guardian
                                                      Insurance & Annuity
                                                      Company, Inc., Guardian
                                                      Investor Services
                                                      Corporation, and the
                                                      Guardian-sponsored mutual
                                                      funds.

 Charles E. Reed               Trustee                Retired. Formerly, Senior
 3200 Park Avenue                                     Vice President of General
 Bridgeport, CT 06604                                 Electric Co. Director
 Age 83                                               Emeritus of People's
                                                      Bank, Bridgeport, CT.

 Paul Craig Roberts            Trustee                Distinguished Fellow,
 505 South Fairfax Street                             Cato Institute, since
 Alexandria, VA 22320                                 1993; formerly, William
 Age 58                                               E. Simon Professor of
                                                      Political Economy, Center
                                                      for Strategic and
                                                      International Studies;
                                                      Director, A. Schulman
                                                      Inc. (plastics) since
                                                      1992.

 Nancy-Beth Sheerr             Trustee                Chairman, Radcliff
 1409 Beaumont Drive                                  College Board of
 Gladwyne, PA 19035                                   Trustees.
 Age 47


---------
* "Interested" Director as defined in the Investment Company Act of 1940 (the "1940 Act").

                                                      Principal Occupations
Name, Address and Age          Position with Fund     During Past 5 Years
---------------------          ------------------     --------------------------


 Stephen Grant                 Vice President         Portfolio Manager with
 Age 43                                               the Adviser.


 Christopher W. Bischof        Vice President         Portfolio Manager with
 Age 45                                               the Adviser since 1995;
                                                      Securities Analyst with
                                                      the Adviser, 1989-1995.

 David T. Henigson             Vice President,        Director, Vice President
 Age 39                        Secretary and          and Compliance Officer of
                               Treasurer              the Adviser. Director and
                                                      Vice President of the
                                                      Distributor.


Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY.


      Trustees and certain officers of the Trust are also trustees/directors and officers of other investment companies for which the Adviser acts as investment adviser. Trustees who are officers or employees of the Adviser receive no remuneration from the Trust. The following table sets forth information regarding compensation of Trustees by the Trust and by the Trust and the eleven other Value Line Funds of which each of the Trustees is a director or trustee for the fiscal year ended December 31, 1996. Trustees who are officers or employees of the Adviser do not receive any compensation from the Trust or any of the Value Line Funds.



                               Compensation Table
                       Fiscal Year Ended December 31, 1996

                                                                        Total
                                      Pension or        Estimated   Compensation
                                      Retirement         Annual      From Trust
                      Aggregate        Benefits         Benefits      and Fund
                    Compensation    Accrued As Part       Upon         Complex
Name of Person        From Fund    of Fund Expenses    Retirement    (12 Funds)
                    ------------    ---------------    ----------    -----------
Jean B. Buttner         $ -0-             N/A              N/A          $ -0-
John W. Chandler        2,991             N/A              N/A         35,890
Leo R. Futia            2,741             N/A              N/A         32,890
Charles E. Reed         2,991             N/A              N/A         35,890
Paul Craig Roberts      2,991             N/A              N/A         35,890
Nancy-Beth Sheerr         692             N/A              N/A          8,305



      As of the date of this Statement of Additional Information, The Guardian Insurance & Annuity Company, Inc., a Delaware corporation, owned all of the outstanding shares of the Trust. Such shares are allocated to one or more Guardian separate accounts, which are registered as unit investment trusts under the 1940 Act. The address of The Guardian Insurance & Annuity Company, Inc. is 201 Park Avenue South, New York, New York 10003. It is a subsidiary of The Guardian Life Insurance Company of America, a mutual life insurance company organized under the laws of the State of New York.

                                   THE ADVISER
         (See also "Management of the Trust" in the Trust's Prospectus)


      The Trust's investment adviser is Value Line, Inc. (the "Adviser"). The investment advisory agreement between the Trust and the Adviser provides for an advisory fee payable monthly at an annual rate equal to 11/42 of 1% of the Trust's average daily net assets during the year. During 1994, 1995 and 1996, the Trust paid or accrued to the Adviser advisory fees of $3,234,550, $3,853,934 and $4,947,837, respectively. In the computation of the advisory fee, the net amount of any tender fees received by Value Line Securities, Inc., the Trust's Distributor, from acting as tendering broker with respect to any portfolio securities of the Trust will be subtracted from the advisory fee.

      The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Trust including, at its expense, all administrative services, office space and the services of all officers and employees of the Trust. The Trust pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under Federal and state securities laws and costs of shareholder reports and proxy materials. In addition, the Trust has agreed to reimburse GIAC for certain administrative and shareholder servicing expenses incurred by GIAC on behalf of the Trust. See note 4 of the notes to the Trust's financial statements for the year ended December 31, 1996. The Trust has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Trust.


      The Adviser acts as investment adviser to 15 other investment companies constituting The Value Line Family of Funds and furnishes investment advisory services to private and institutional accounts with combined assets in excess of $5 billion.

      Certain of the Adviser's clients may have investment objectives similar to the Trust and certain investments may be appropriate for the Trust and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Trust. In other cases, however, it is believed that the ability of the Trust to participate, to the extent permitted by law, in volume transactions will produce better results for the Trust.

      The Trust does not purchase or sell a security based solely on information contained in the Value Line Investment Survey. The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Trust. The Adviser has imposed rules upon itself and such persons requiring monthly reports of security transactions for their respective accounts and restricting trading in various types of securities in order to avoid possible conflicts of interest. The Adviser may from time to time, directly or through affiliates, enter into agreements to furnish for compensation special research or financial services to companies, including services in connection with acquisitions, mergers or financings. In the event that such agreements are in effect with respect to issuers of securities held in the portfolio of the Trust, specific reference to such agreements will be made in the "Schedule of Investments" in shareholder reports of the Trust. As of the date of this Statement of Additional Information, no such agreements exist.

                             BROKERAGE ARRANGEMENTS
         (See also "Management of the Trust" in the Trust's Prospectus)


      Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, are able to execute them as expeditiously as possible and at the best obtainable price. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Purchases and sales of securities which are not listed or traded on a securities exchange will ordinarily be executed with primary market makers acting as principal, except when it is determined that better prices and executions may otherwise be obtained. The Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided. Such allocation will be in such amounts and in such proportions as the Adviser may determine. Orders may also be placed with brokers or dealers who sell shares of the Trust or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. During 1994, 1995 and 1996, the Trust paid brokerage commissions of $1,130,658, $810,549, and $743,211, respectively, of which $754,571 (67%),
$541,673 (67%) and $461,300 (62%) respectively, was paid to Value Line Securities, Inc., which clears transactions for the Trust through unaffiliated brokers.


      The Trustees have adopted procedures incorporating the standards and Rule 17e-1 under the 1940 Act which require that the commission paid to Value Line Securities or any other "affiliated person" be "reasonable and fair" compared to the commissions paid to other brokers in connection with comparable transactions. The procedures require that the Adviser furnish reports to the Trustees with respect to the payment of commissions to affiliated brokers and maintain records with respect thereto.


      During 1996, $609,965 (82%) of the Trust's brokerage commissions went to brokers or dealers solely for their services in obtaining best prices and executions; the balance, or $133,246 (18%), went to brokers or dealers who provided information or services to the Adviser and, therefore, indirectly to the Trust and to shareholders of the Value Line funds. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. These services and information were furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Trust, but certain of these services might have relieved the Trust of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible and at the best obtainable price. The Trust is advised that the receipt of such information and services has not reduced in any determinable amount the overall expenses of the Adviser.


      Portfolio Turnover. The Trust's annual portfolio turnover rate may exceed 100%. A rate of portfolio turnover of 100% would occur if all of the Trust's portfolio securities were replaced in a period of one year. To the extent that the Trust engages in short-term trading in attempting to achieve its objective, it may increase the turnover rate and incur larger brokerage commissions and other expenses than might otherwise be the case. The Trust's portfolio turnover rate for recent fiscal periods is shown under "Financial Highlights," in the Trust's Prospectus.

                          SALE AND REDEMPTION OF SHARES
 (See also "Calculation of Net Asset Value" and "Sale and Redemption of Shares"
                           in the Trust's Prospectus)

      Shares of the Trust are sold and redeemed at net asset value next calculated after a purchase or redemption order is received by the Trust in good order. Shares of the Trust are available to the public only through the purchase of certain contracts or policies issued by GIAC. There are no minimum investment requirements. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after the order for redemption is received by the Trust. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is closed for other than weekends and holidays or is restricted; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (c) the Securities and Exchange Commission by order so permits for the protection of security holders of the Trust.

                                      TAXES
      (See "Dividends, Distributions and Taxes" in the Trust's Prospectus)

      The Trust intends to continue to qualify as a regulated investment company under the Internal Revenue Code. In each year in which the Trust so qualifies, it will not be subject to Federal income taxes on its net investment income and net capital gains which it distributes to shareholders. The computation of net capital gains takes into account any capital loss carry forward of the Trust.


                                PERFORMANCE DATA

      From time to time, the Trust may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Trust will be accompanied by information on the Trust's average annual total return over the most recent four calendar quarters and the period from the Trust's inception of operations. The Trust may also advertise aggregate annual total return information over different periods of time.

      The Trust's average annual total return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                               T = (ERV/P)^(1/n)-1

Where:   P     = a hypothetical initial purchase order of $1,000
         T     = average annual total return
         n     = number of years
         ERV   = ending redeemable value of the hypothetical $1,000 purchase at the end of the period.

                             ADDITIONAL INFORMATION

      The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust provides that a Trustee of the Trust can be removed with cause if two-thirds of the remaining Trustees vote that the Trustee be removed.

Experts

      The financial statements of the Trust, including the financial highlights, included in the Trust's Annual Report to Shareholders and incorporated by reference in this Statement of Additional Information have been so incorporated by reference in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

Custodian

      The Trust employs State Street Bank and Trust Company Boston, MA, as custodian for the Trust. The custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's investments. The custodian does not determine the investment policies of the Trust or decide which securities the Trust will buy or sell.

                              FINANCIAL STATEMENTS


      The Trust's financial statements for the year ended December 31, 1996, including the financial highlights for each of the five fiscal years in the period ended December 31, 1996, appearing in the 1996 Annual Report to Shareholders and the report thereon of Price Waterhouse LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.

      The Trust's 1996 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                   VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST
                                     PART C
                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

      a.    Financial Statements

            Included in Part A of this Registration Statement:


            Financial Highlights for each of the nine years in the period ended December 31, 1996 and the period from October 1, 1987 (commencement of operations) to December 31, 1987.


            Incorporated by reference in Part B of this Registration Statement:*


                  Schedule of Investments at December 31, 1996
                  Statement of Assets and Liabilities at December 31, 1996 Statement of Operations for the year ended December 31, 1996 Statement of Changes in Net Assets for the years ended
                    December 31, 1996 and December 31, 1995
                  Notes to the Financial Statements
                  Financial Highlights for each of the five years in the period ended December 31, 1996
                  Report of Independent Accountants


      Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required.

------------

      * Incorporated by reference from the Annual Report to Shareholders for the year ended December 31, 1996.


      b.    Exhibits

            16.   Calculation of Performance Data -- Exhibit 1

Item 25. Persons Controlled by or Under Common Control with Registrant.

      As of the date hereof, The Guardian Insurance & Annuity Company, Inc., a Delaware corporation ("GIAC"), owned all of the outstanding shares of beneficial interest of the Registrant. GIAC is a subsidiary of The Guardian Life Insurance Company of America, a mutual life insurance company organized under the laws of the State of New York.


Item 26. Number of Holders of Securities (as of December 31, 1996).

                                (1)                              (2)
                                                              Number of
                          Title of Class                 Record Shareholders
                          --------------                 -------------------

                   Shares of Beneficial Interest                 14
                    ($.01 par value per share)

Item 27. Indemnification.

      Incorporated by reference from Post-Effective Amendment No. 1 (filed with the Commission March 3, 1988).

Item 28. Business or Other Connections of Investment Adviser.

      Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 29.


                                  Position with
       Name                        the Adviser               Other Employment
       ----                        -----------               ----------------

Jean Bernard Buttner          Chairman of the Board,      Chairman of the
                              President and Chief         Board and Chief
                              Executive Officer           Executive Officer of
                                                          Arnold Bernhard &
                                                          Co., Inc. and
                                                          Chairman of the
                                                          Value Line Funds and
                                                          the Distributor.

Samuel Eisenstadt             Senior Vice President
                              and Director                ______________________

David T. Henigson             Vice President, Treasurer   Vice President and a
                              and Director                Director of Arnold
                                                          Bernhard & Co., Inc.
                                                          and the Distributor.

Howard A. Brecher             Vice President, Secretary   Secretary and
                              and Director                Treasurer of Arnold
                                                          Bernhard & Co., Inc.

Harold Bernard, Jr.           Director                    Administrative Law
                                                          Judge.

William S. Kanaga             Director                    Retired Chairman of
                                                          Arthur Young (now
                                                          Ernst & Young).

W. Scott Thomas               Director                    Partner, Brobeck,
                                                          Phleger & Harrison,
                                                          attorneys.




Item 29.  Principal Underwriters.

     (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; The Value Line Income Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Intermediate Bond Fund, Inc.; Value Line Small-Cap Growth Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value Line U.S. Multinational Company Fund, Inc.

     (b)                                 (2)
                                    Position and              (3)
                   (1)                 Offices           Position and
           Name and Principal      with Value Line       Offices with
            Business Address      Securities, Inc.        Registrant
            ----------------      ----------------        ----------

          Jean Bernard Buttner  Chairman of the Board  Chairman of the
                                                       Board and President

          David T. Henigson     Vice President,        Vice President, Secretary
                                Secretary, Treasurer   and Treasurer
                                and Director

          Stephen LaRosa        Asst. Vice President   Asst. Treasurer

      The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

     (c) Not applicable.

Item 30. Location of Accounts and Records.

      Value Line, Inc., 220 East 42nd Street, New York, NY 10017 for records pursuant to Rule 31a-1(b)(4),(5),(6),(7),(10),(11), Rule 31a-(i). State Street
Bank and Trust Company, c/o NFDS, P.O. Box 419729, Kansas City, MO 64141 for records pursuant to Rule 31a-1(b)(2)(iv), State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 for all other records.

Item 31. Management Services.

      None.

Item 32. Undertakings.

      Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information, constituting parts of this Post-Effective Amendment No. 10 to the registration statement on Form N-1A (the "Registration Statement"), of our report dated February 10, 1997 relating to the financial statements and financial highlights appearing in the December 31, 1996 Annual Report to Shareholders of Value Line Strategic Asset Management Trust, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Additional Information" and "Financial Statements" in the Statement of Additional Information. Price Waterhouse LLP



Price Waterhouse LLP



1177 Avenue of the Americas
New York, New York
April 28, 1997

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of April, 1997.


                                     VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST


                                    By:             /S/ DAVID T. HENIGSON
                                              ---------------------------------
                                                       Vice President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


       Signatures                        Title                       Date
       ----------                        -----                       ----

 *JEAN BERNARD BUTTNER         Chairman of the Board of         April 28, 1997
(Jean Bernard Buttner)           Trustees and President


   *JOHN W. CHANDLER           Trustee                          April 28, 1997
  (John W. Chandler)

     *LEO R. FUTIA             Trustee                          April 28, 1997
    (Leo R. Futia)

   *CHARLES E. REED            Trustee                          April 28, 1997
   (Charles E. Reed)

  *PAUL CRAIG ROBERTS          Trustee                          April 28, 1997
 (Paul Craig Roberts)

  *NANCY-BETH SHEERR           Trustee                          April 28, 1997


   DAVID T. HENIGSON           Treasurer; Principal
  (David T. Henigson)            Financial and Accounting       April 28, 1997
                                 Officer


*By:           /S/ DAVID T. HENIGSON
       -------------------------------------
       (David T. Henigson, Attorney-in-fact)